UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 29, 2009

WORLD ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)

South Carolina	0-19599	57-0425114
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

108 Frederick Street, Greenville, South Carolina	29607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(864) 298-9800

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition; and

Item 7.01  Regulation FD Disclosure.

On April 29, 2009, World Acceptance Corporation ("WRLD") issued a press release announcing financial information for its fourth quarter and fiscal year ended March 31, 2009.  The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.

Item 9.01 Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release issued April 29, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD ACCEPTANCE CORPORATION
(Registrant)

Date: April 29, 2009
	By:	/s/ Kelly M. Malson
Kelly M. Malson
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated April 29, 2009